                        ANNUAL REPORT / OCTOBER 31, 2001

                         AIM GLOBAL INFRASTRUCTURE FUND

                                 [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            -Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                     L'ECLUSE DE LA MONNAIE BY PAUL SIGNAC

  THROUGHOUT HISTORY, MAJOR INFRASTRUCTURE PROJECTS SUCH AS BRIDGES, CANALS AND

      ROADS HAVE BEEN VITAL TO THE NATION'S SUCCESS. NOW, THE DEFINITION OF

  "INFRASTRUCTURE" HAS EXPANDED TO INCLUDE TELECOMMUNICATIONS, ELECTRICITY AND

     HIGH TECHNOLOGY-THE INTANGIBLE BRICKS AND MORTAR OF THE MODERN ECONOMY.

                     -------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Infrastructure Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o Had the advisor not waived fees during the reporting period, returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund participates in the initial public offering (IPO) market, and a significant portion of the fund's returns is attributable to its investment in IPOs, which had a magnified impact when the fund's asset base was relatively small. There is no guarantee that, with a larger asset base, the fund will continue to experience substantially similar performance by investing in IPOs.
o Investing in a single-sector mutual fund may involve greater risk and potential reward than investing in a more diversified fund.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI All Country (AC) World Free Index tracks the performance of approximately 50 developed and emerging countries covered by Morgan Stanley Capital International. The free index represents actual buyable opportunities for global investors.
o The unmanaged MSCI All Country (AC) World Index tracks the performance of approximately 50 developed and emerging countries covered by Morgan Stanley Capital International. The growth portion measures performance of companies with higher price/earnings ratios and higher forecasted growth values. The unmanaged MSCI World Value Index is a group of global securities tracked by Morgan Stanley Capital International. The value portion measures performance of companies with lower price/earnings ratios and lower forecasted growth values.
o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system.
o The unmanaged MSCI World Index is a group of global securities tracked by Morgan Stanley Capital International. An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                   Dear Fellow Shareholder:

[PHOTO OF          We understand how challenging the fiscal year covered by this
ROBERT H.          report--October 31, 2000, to October 31, 2001--has been. Even
GRAHAM]            before September's terrorist attacks, the slowdown in the
                   economy and equity markets had been more persistent than anyone anticipated. Domestically, the S&P 500 lost 24.89% over the year while the Nasdaq Composite fell 49.84%. There was no comfort overseas--the MSCI World Index declined
                   25.51%. Growth-oriented investing was particularly out of favor, but value-oriented investing also ended up with negative returns.
                        As usually occurs during difficult stock markets, fixed-
                   income investments, particularly high-quality ones, did well.
                   The broad-based Lehman Aggregate Bond Index was up 14.56% for the year.
                        To give you some idea of how harsh the equity
                   environment has been, for major domestic and global
benchmarks--the S&P 500, the Dow Jones Industrials, the Nasdaq and the MSCI World--the year ended October 31 was the worst one since the famous bear market of 1973-74. It was also the first year since 1990 during which both the S&P 500 and the MSCI World declined.

YOUR FUND'S PERFORMANCE
Both the fund's growth at a reasonable price (GARP) investment style and infrastructure stocks in general were out of favor during this fiscal year, and this negatively affected your fund. For example, Class A shares of AIM Global Infrastructure Fund returned -47.96% at net asset value. Of course, this was a very disappointing result, but it is worth noting that during both of the two previous fiscal years, the fund produced solid double-digit returns. We are confident that the growth investing style will return to favor, though of course we cannot say when.
     The following pages contain your portfolio managers' discussion of how they managed the portfolio, how markets affected the fund, and the fund's long-term record. If you have questions or comments, please contact us through our Website, www.aimfunds.com.

NATIONAL AND MARKET RESILIENCE: GOOD REASONS FOR OPTIMISM
Into the trying economic environment of 2001 came the unthinkable attacks of September 11. Our stock markets closed for nearly a week, and consumer confidence was rattled. As the fiscal year closed, the United States was at war and markets were in a cautious mood.
     But as I write, about 12 weeks after the attacks and just over a month after the fiscal year closed, the war is going very well indeed, and the main domestic benchmarks--the Dow Industrials, the S&P 500 and the Nasdaq--are rebounding. All three had reached their year-to-date low for 2001 on September
21. From that low, as of December 7 the Dow was up more than 22%, the S&P more than 20%. The Nasdaq, typically subject to wider swings, was up more than 42%.
     Historically, a rising stock market has presaged better times in the economy. So all in all, there is good reason to believe 2002, and the years ahead, will prove more agreeable than 2001 has been. The market we have just been through is unlike anything we have seen in a generation, but our long-term economic story is a resounding success, and America's potential remains unlimited.

WHAT SHOULD INVESTORS DO NOW?
In view of the September 11 events and the bear market in equities, many of our shareholders have asked us what they should do about their investments. We at AIM intend to stay concentrated on the long term--which we consider the most advisable course for our shareholders too.
     Abruptly changing your portfolio on the basis of short-term events and market moves is rarely beneficial. As we have reminded shareholders on many occasions, if you pull out of the market for a short period and miss a few of its best days, odds are your long-term returns will be adversely affected. And portfolio diversification, as the disparate performance of equity and fixed-income investments during this fiscal year shows, remains critical to any investment plan. Now more than ever, we encourage you to stay in touch with your financial advisor, who is familiar with your goals and time horizon and can help you stay focused on those goals.
     We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
December 10, 2001

FUND STRUGGLES UNDER DIFFICULT MARKET CONDITIONS

HOW DID AIM GLOBAL INFRASTRUCTURE FUND PERFORM DURING THE REPORTING PERIOD? Markets around the world declined and few stocks or industries were spared. Infrastructure stocks were particularly hard hit. Given this environment, for the fiscal year ended October 31, 2001, the AIM Global Infrastructure Fund returned -47.96% for Class A shares, -48.28% for Class B shares and -48.27% for Class C shares, excluding sales charges. The fund's growth at a reasonable price
(GARP) investment style and infrastructure stocks in general were out of favor for most of the fiscal year.
     Historically, however, no one style or sector remains in favor or out of favor--indefinitely. Just a year ago, results were quite different. For example, for the fiscal year ended October 31, 2000, the fund returned 25.71% for Class A shares, 25.09% for Class B shares and 24.94% for Class C shares, excluding sales charges. Also, both market performance and fund performance belie a growth stock rally in October. For the month of October, the fund returned 2.45% for Class A shares, 2.29% for Class B shares and 2.43% for Class C shares, excluding sales charges.

WHAT FACTORS MADE THE PERIOD DIFFICULT?
Concern over deteriorating corporate earnings and slowing economies caused major market indexes around the world to deteriorate. Company after company reported declining earnings as formerly robust economic expansion stalled. The terrorist attacks of September 11 only exacerbated the situation.
     Following the attacks, stock markets in the United States were closed for nearly a week--the longest suspension of trading activity since the Great Depression of the 1930s. After markets reopened on September 17, the Dow experienced its worst week in more than 60 years, losing more than 14% of its value in just a few days. Markets, however, recouped their losses in October as the Federal Reserve Board (the Fed) approved its ninth interest rate cut of 2001, reducing the key federal funds rate to 2.5%--its lowest level since 1962. Following the Fed's lead, major central banks around the world also cut rates after the attacks. The continued threat of terrorism caused world markets to remain volatile through the end of the fiscal year.

HOW DID INVESTOR STYLE PREFERENCE AFFECT THE FUND?
For most of the reporting period, U.S. value stocks outperformed U.S. growth stocks. The fund's GARP investment style and the fact that 65% of its assets were invested in U.S. securities proved a drag on fund returns. But growth stocks were clearly out of favor worldwide. The MSCI World Value Index, for example, outperformed the MSCI World Growth Index by more than 12 percentage points for the fiscal year. There were bright spots, however, for growth stocks.
     In October, growth stocks rallied sharply. But the fiscal year was the worst for U.S. growth stocks since the aftermath of the market crash of 1929 and the bear market of 1973-74. In the U.S., small-cap value stocks were the market leaders and were one of the few equity classes to record positive returns. On the opposite end of the spectrum, U.S. large-, mid- and small-cap growth stocks posted negative returns in the 30-40% range. The majority of the fund's assets were in large-cap stocks.

INFRASTRUCTURE STOCKS DECLINED DURING THE FISCAL YEAR. HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
Infrastructure stocks, often known as the "necessary building blocks of an economy" have struggled over the last year. As

FUND AT A GLANCE

AIM Global Infrastructure Fund seeks to provide long-term growth of capital. The fund invests in equity securities of companies in established and emerging economies throughout the world that design, develop or provide products and services necessary for creating and maintaining a country's infrastructure.

INVESTMENT STYLE: GARP OR GROWTH-AT-A-REASONABLE-PRICE (Draws on the strength of both value and growth investing to identify companies with strong growth prospects and attractive valuation)

o Invests in both traditional infrastructure for stability-- such as airports and roads--and new infrastructure for growth-such as wireless and software

PORTFOLIO COMPOSITION
As of 10/31/01, based on total net assets

============================================================================================================================
TOP 10 HOLDINGS                                 TOP 10 INDUSTRIES                                 TOP 10 COUNTRIES
----------------------------------------------------------------------------------------------------------------------------
 1. SBC Communications Inc.              5.3%    1. Electric Utilities                     24.8%   1. U.S.A.          65.0%
 2. Pinnacle West Capital Corp.          4.4     2. Integrated Telecommunication Services  14.0    2. United Kingdom   6.2
 3. FPL Group, Inc.                      3.7     3. Multi-Utilities                         9.6    3. Spain            6.1
 4. Vodafone Group PLC (United Kingdom)  3.1     4. Wireless Telecom Services               5.8    4. France           5.0
 5. Telecom Italia S.p.A. (Italy)        2.7     5. Industrial Conglomerates                4.7    5. Italy            3.9
 6. NTT Docomo, Inc. (Japan)             2.7     6. Networking Equipment                    4.2    6. Japan            2.7
 7. Cisco Systems, Inc.                  2.7     7. Movies & Entertainment                  3.6    7. Bermuda          2.3
 8. Endesa - S.A. ADR (Spain)            2.6     8. Gas Utilities                           3.4    8. Germany          1.9
 9. Suez S.A. (France)                   2.5     9. Integrated Oil & Gas                    3.0    9. Israel           1.1
10. General Electric Co.                 2.4    10. Oil & Gas Exploration & Production      2.5   10. Finland          1.0

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.

============================================================================================================================

AIM Global Infrastructure Fund invests primarily in infrastructure stocks, the fund could not rotate out of the sector and into better-performing areas, as a broader-based fund might do. The utility and telecommunication sectors, in particular, have performed poorly and the fund's sector focus on these areas hurt results. The telecommunications industry suffered from excess capacity concerns and lowered earnings expectations.
     The utility sector--which witnessed great results last year--has been under pressure this year from lowered anticipated growth rates following reduced long-term earnings expectations, notwithstanding their brief spike during the "power crisis." In addition, the situation with the California utilities has added to the uncertainty surrounding the sector all year and has hurt the overall performance of the group.
     In some cases, investors have ignored solid fundamentals and simply sold off any names vaguely involved in the sector. This was despite the fact that most companies met or exceeded their targets.
     Indeed, many of the utility stocks the fund invested in sold off merely because they were associated with the utility sector. These companies, however, had good earnings and we believe that ultimately those earnings will be reflected in their stock prices.
     The following utility stocks are just some of the fund's top holdings that had encouraging third-quarter earnings:
o Pinnacle West Capital Corp. is the holding company for Arizona's largest electric utility, Arizona Public Service, which provides electricity to more than 850,000 customers.
o FPL Group has energy operations across the country, but most of its revenues are produced by its utility subsidiary, Florida Power and Light.
o Endesa S.A., Spain's largest utility, has a large generating capacity, mostly from hydroelectric and fossil fuel plants. Endesa also has interests in gas, water and telecommunications companies.

ANY FINAL THOUGHTS?
Although the fiscal year was a trying one for most investors, there was a spate of good news at the end of the reporting period. Congress and the White House were working on an economic stimulus package, the Fed was maintaining a bias toward cutting interest rates, and markets were higher in October.
     Moreover, stocks were favorably priced, and there was a considerable amount of cash in money market accounts that could potentially be deployed back into equities.
     The fund's GARP strategy and focus on infrastructure companies makes it well suited for a general market rebound both domestically and internationally. Domestically, existing infrastructure needs constant repair and maintenance, and may have been neglected in many areas of the country. Overseas, many countries are attempting to expand their infrastructure in pursuit of higher living standards and economic development.

          See important fund and index disclosures inside front cover.

YOUR FUND'S LONG-TERM PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/01, including sales charges

================================================================================
CLASS A SHARES
Inception (5/31/94)        0.05%
Five year                 -4.46
1 year                   -50.44

CLASS B SHARES
Inception (5/31/94)        0.19%
Five year                 -4.28
1 year                   -50.41

CLASS C SHARES
Inception (3/1/99)       -10.83%
1 year                   -48.70

The fund's average annual returns as of the close of the reporting period are shown in the table above. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/01, the most recent calendar quarter-end, which were: Class A shares, one year, -55.66%; five years, -5.17; inception (5/31/94); -0.28%. Class B shares, one year, -55.58%; five years, -4.98; inception (5/31/94), -0.11%. Class C shares, one year, -54.11%; inception (3/1/99), -11.99%.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

RESULTS OF A $10,000 INVESTMENT

5/31/94-10/31/01

=========================================================================================
AIM GLOBAL             AIM GLOBAL
INFRASTRUCTURE FUND    INFRASTRUCTURE FUND,    MSCI ALL COUNTRY          MSCI ALL COUNTRY
CLASS B SHARES         CLASS A SHARES          WORLD INDEX               WORLD FREE INDEX
5/94     10000           9525                   10000                    10000
         10482           9992                   10187                    10171
10/94    10894          10393                   10575                    10549
         10020           9567                    9927                     9920
         10062           9625                   10844                    10867
         11226          10751                   11467                    11521
10/95    10526          10092                   11329                    11386
         11164          10725                   12261                    12368
         12214          11741                   12857                    12918
         12101          11649                   12439                    12516
10/96    12459          12008                   13099                    13190
         13723          13248                   13818                    13924
         13180          12732                   14180                    14276
         15129          14640                   16502                    16621
10/97    13557          13134                   15161                    15309
         13290          12888                   15923                    16094
         14911          14484                   17898                    18097
         14439          14043                   17862                    18078
10/98    12836          12500                   17094                    17303
         14535          14174                   19351                    19596
         14514          14164                   20600                    20826
         15233          14888                   20799                    21005
10/99    15676          15338                   21607                    21804
         20060          19658                   22886                    23042
         20498          20108                   23350                    23533
         20508          20140                   22835                    23001
10/00    19607          19281                   21792                    21975
         17070          16816                   21316                    21490
         14737          14536                   19532                    19694
         12364          12216                   18423                    18581
10/01    10143          10036                   16309                    16450

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
=========================================================================================

The chart compares AIM Global Infrastructure Fund to a benchmark index. It is intended to give you a general idea of how your fund performed compared to this index over the period 5/31/94-10/31/01.
     It is important to understand the difference between your fund and an index. An index measures the performance of a hypothetical portfolio. Market indexes such as the MSCI All Country World Free Index or the MSCI All Country
(AC) World Index are not managed, and incur no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment return.
     Your fund's total return includes sales charges, expenses and management fees. Performance of the fund's Class A, B and C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.
     Performance shown in the chart and table does not reflect taxes a shareholder would pay on fund distributions or on redemption of fund shares. Index performance does not reflect the effects of taxes, either.
     Beginning with this reporting period, performance of AIM Global Infrastructure Fund will be compared to the MSCI AC World Free Index. The fund will no longer measure its performance against the MSCI AC World Index, the index published in previous reports to shareholders. Morgan Stanley no longer supports the MSCI AC World Index; a "Free" index represents actual buyable opportunities for global investors. Because this is the first reporting period using the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index.

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law.
     For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms. Even within AIM, only people involved with servicing your accounts have access to your information.
     To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.


 A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
        Funds--Registered Trademark-- o AMVESCAP National Trust Company

AIM eDELIVERY CAN REDUCE YOUR PAPER MAIL

You can have fund reports and prospectuses delivered electronically! When you sign up for eDelivery, we will e-mail you a link, and you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
     To enroll, go to www.aimfunds.com, select "Your AIM Account," long in, click on the "Account Options" dropdown menu and select "eDelivery."
     If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, eDelivery is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                            MARKET
                                                SHARES       VALUE
DOMESTIC STOCKS & OTHER EQUITY
  INTERESTS-62.20%

AEROSPACE & DEFENSE-0.82%

United Technologies Corp.                         3,500   $   188,615
=====================================================================

APPLICATION SOFTWARE-0.75%

Henry (Jack) & Associates, Inc.                   7,000       172,620
=====================================================================

BROADCASTING & CABLE TV-0.90%

Univision Communications Inc.-Class A(a)          8,300       207,500
=====================================================================

COMPUTER STORAGE & PERIPHERALS-0.58%

EMC Corp.(a)                                     10,800       133,056
=====================================================================

CONSTRUCTION & ENGINEERING-0.81%

Quanta Services, Inc.(a)                         12,200       185,440
=====================================================================

DATA PROCESSING SERVICES-1.31%

Concord EFS, Inc.(a)                             11,000       301,070
=====================================================================

DIVERSIFIED METALS & MINING-0.75%

Peabody Energy Corp.                              5,700       171,000
=====================================================================

ELECTRIC UTILITIES-15.18%

AES Corp. (The)(a)                                9,276       128,473
---------------------------------------------------------------------
Calpine Corp.(a)                                  8,000       198,000
---------------------------------------------------------------------
Duke Energy Corp.                                 5,500       211,255
---------------------------------------------------------------------
Edison International(a)                           4,500        63,945
---------------------------------------------------------------------
FPL Group, Inc.                                  16,000       849,600
---------------------------------------------------------------------
Mirant Corp.(a)                                  17,264       448,864
---------------------------------------------------------------------
NRG Energy, Inc.(a)                              12,000       212,040
---------------------------------------------------------------------
PG&E Corp.(a)                                     5,000        90,300
---------------------------------------------------------------------
Pinnacle West Capital Corp.                      24,000     1,011,600
---------------------------------------------------------------------
Reliant Resources, Inc.(a)                        7,000       109,550
---------------------------------------------------------------------
Southern Co. (The)                                6,700       160,130
=====================================================================
                                                            3,483,757
=====================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.75%

Sanmina Corp.(a)                                 11,300       171,082
=====================================================================

GAS UTILITIES-3.37%

El Paso Corp.                                    10,000       490,600
---------------------------------------------------------------------
KeySpan Corp.                                     8,500       282,030
=====================================================================
                                                              772,630
=====================================================================

HEAVY ELECTRICAL EQUIPMENT-1.46%

Active Power, Inc.(a)                            14,000        72,940
---------------------------------------------------------------------
Global Power Equipment Group Inc.(a)             11,300       169,387
---------------------------------------------------------------------
Proton Energy Systems, Inc.(a)                   13,700        92,475
=====================================================================
                                                              334,802
=====================================================================

INDUSTRIAL CONGLOMERATES-2.40%

General Electric Co.                             15,100       549,791
=====================================================================

                                                            MARKET
                                                SHARES       VALUE

INTEGRATED OIL & GAS-2.27%

ChevronTexaco Corp.                               3,400   $   301,070
---------------------------------------------------------------------
Exxon Mobil Corp.                                 5,600       220,920
=====================================================================
                                                              521,990
=====================================================================

INTEGRATED TELECOMMUNICATION SERVICES-9.85%

BellSouth Corp.                                  12,100       447,700
---------------------------------------------------------------------
Qwest Communications International Inc.           6,600        85,470
---------------------------------------------------------------------
SBC Communications Inc.                          32,000     1,219,520
---------------------------------------------------------------------
Verizon Communications Inc.                      10,200       508,062
=====================================================================
                                                            2,260,752
=====================================================================

INTERNET SOFTWARE & SERVICES-0.69%

VeriSign, Inc.(a)                                 4,100       158,711
=====================================================================

IT CONSULTING & SERVICES-1.04%

SunGard Data Systems Inc.(a)                      9,500       239,400
=====================================================================

MOVIES & ENTERTAINMENT-1.76%

AOL Time Warner Inc.(a)                           5,000       156,050
---------------------------------------------------------------------
Viacom Inc.-Class B(a)                            6,800       248,268
=====================================================================
                                                              404,318
=====================================================================

MULTI-UTILITIES-5.91%

Aquila, Inc.(a)                                   8,200       150,470
---------------------------------------------------------------------
Dynegy Inc.-Class A                              10,800       387,720
---------------------------------------------------------------------
Enron Corp.                                      30,000       417,000
---------------------------------------------------------------------
Mirant Trust I-Series A, $3.13 Conv. Pfd          3,700       220,520
---------------------------------------------------------------------
NewPower Holdings, Inc.(a)                       10,700         9,844
---------------------------------------------------------------------
Williams Cos., Inc. (The)                         5,900       170,333
=====================================================================
                                                            1,355,887
=====================================================================

NETWORKING EQUIPMENT-4.24%

Brocade Communications Systems, Inc.(a)           6,700       164,485
---------------------------------------------------------------------
Cisco Systems, Inc.(a)                           35,968       608,578
---------------------------------------------------------------------
Juniper Networks, Inc.(a)                         9,000       200,610
=====================================================================
                                                              973,673
=====================================================================

OIL & GAS EQUIPMENT & SERVICES-0.76%

BJ Services Co.(a)                                6,800       174,012
=====================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.50%

Anadarko Petroleum Corp.                          1,800       102,690
---------------------------------------------------------------------
Apache Corp.                                      3,300       170,280
---------------------------------------------------------------------
Devon Energy Corp.                                2,300        88,090
---------------------------------------------------------------------
Kerr-McGee Corp.                                  3,700       213,120
=====================================================================
                                                              574,180
=====================================================================

SEMICONDUCTORS-1.47%

Analog Devices, Inc.(a)                           6,000       228,000
---------------------------------------------------------------------
Intel Corp.                                       4,500       109,890
=====================================================================
                                                              337,890
=====================================================================

                                                            MARKET
                                                SHARES       VALUE

SYSTEMS SOFTWARE-2.03%

Microsoft Corp.(a)                                2,900    $   168,635
----------------------------------------------------------------------
Oracle Corp.(a)                                  22,000        298,320
======================================================================
                                                               466,955
======================================================================

TELECOMMUNICATIONS EQUIPMENT-0.60%

Comverse Technology, Inc.(a)                      5,700        107,217
----------------------------------------------------------------------
JDS Uniphase Corp.(a)                             3,700         29,563
======================================================================
                                                               136,780
======================================================================
    Total Domestic Stocks & Other Equity
      Interests (Cost $18,467,818)                          14,275,911
======================================================================

FOREIGN STOCKS & OTHER EQUITY INTERESTS-31.28%

BERMUDA-2.27%

Tyco International Ltd. (Industrial
  Conglomerates)                                 10,600        520,884
======================================================================

BRAZIL-0.94%

Companhia Paranaense de Energia-Copel-ADR
  (Electric Utilities)                           45,000        216,000
======================================================================

CANADA-0.23%

Stuart Energy Systems Corp. (Electrical
  Components & Equipment)(a)                     13,300         53,578
======================================================================

FINLAND-0.98%

Nokia Oyj-ADR (Telecommunications Equipment)     11,000        225,610
======================================================================

FRANCE-5.03%

Suez S.A. (Multi-Utilities)                      18,250        573,821
----------------------------------------------------------------------
TotalFinaElf S.A. (Integrated Oil & Gas)          1,100        154,466
----------------------------------------------------------------------
Vivendi Universal S.A. (Movies &
  Entertainment)                                  9,100        425,132
======================================================================
                                                             1,153,419
======================================================================

GERMANY-1.89%

E.On A.G. (Electric Utilities)                    8,320        434,376
======================================================================

ISRAEL-1.13%

Check Point Software Technologies Ltd.
  (Internet Software & Services)(a)               8,800        259,776
======================================================================

ITALY-3.86%

ACEA S.p.A. (Multi-Utilities) (Acquired
  07/12/99; Cost $364,730)(b)                    40,000        275,446
----------------------------------------------------------------------
Telecom Italia S.p.A. (Integrated
  Telecommunication Services)                   126,300        611,647
======================================================================
                                                               887,093
======================================================================

                                                             MARKET
                                                SHARES        VALUE

JAPAN-2.66%

NTT DoCoMo, Inc. (Wireless Telecommunication
  Services) (Acquired 11/09/98; Cost
  $337,868)(b)                                       45   $    610,095
======================================================================

SPAIN-6.05%

Endesa S.A.-ADR (Electric Utilities)             39,600        605,880
----------------------------------------------------------------------
Telefonica, S.A. (Integrated
  Telecommunication Services)(a)                 28,006        336,296
----------------------------------------------------------------------
Union Fenosa, S.A. (Electric Companies)          30,000        445,844
======================================================================
                                                             1,388,020
======================================================================

UNITED KINGDOM-6.24%

Amdocs Ltd. (Application Software)(a)             8,300        216,713
----------------------------------------------------------------------
National Grid Group PLC (Electric Utilities)     71,000        504,198
----------------------------------------------------------------------
Vodafone Group PLC (Wireless
  Telecommunication Services)                   307,314        711,053
======================================================================
                                                             1,431,964
======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $7,435,566)                            7,180,815
======================================================================

                                               PRINCIPAL
                                                AMOUNT
CONVERTIBLE NOTES-0.65%

TELECOMMUNICATIONS EQUIPMENT-0.65%

Nortel Network Corp. (Canada), Sr. Unsec.
  Gtd. Conv. Notes, 4.25%, 09/01/08 (Acquired
  08/09/01-08/15/01; Cost $175,723)(b)         $175,000        149,188
======================================================================
U.S. TREASURY SECURITIES-2.17%

U.S. TREASURY BILLS

2.08%, 12/20/01 (Cost $498,550)(c)              500,000        498,550
======================================================================

                                                SHARES
MONEY MARKET FUNDS-3.61%

STIC Liquid Assets Portfolio(d)                 413,896        413,896
----------------------------------------------------------------------
STIC Prime Portfolio(d)                         413,896        413,896
======================================================================
    Total Money Market Funds (Cost $827,792)                   827,792
======================================================================
TOTAL INVESTMENTS-99.91% (Cost $27,405,449)                 22,932,256
======================================================================
OTHER ASSETS LESS LIABILITIES-0.09%                             21,123
======================================================================
NET ASSETS-100.00%                                         $22,953,379
______________________________________________________________________
======================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Conv.   - Convertible
Gtd.    - Guaranteed
Pfd.    - Preferred
Sr.     - Senior
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 10/31/01 was $1,034,729, which represented 4.51% of the Fund's net assets.
(c) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $27,405,449)*                                  $22,932,256
------------------------------------------------------------
Receivables for:
  Fund shares sold                                   126,200
------------------------------------------------------------
  Dividends and interest                              40,262
------------------------------------------------------------
Collateral for securities loaned                     957,785
------------------------------------------------------------
Other assets                                          11,619
============================================================
    Total assets                                  24,068,122
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                              67,551
------------------------------------------------------------
  Collateral upon return of securities loaned        957,785
------------------------------------------------------------
Accrued distribution fees                             19,592
------------------------------------------------------------
Accrued trustees' fees                                   172
------------------------------------------------------------
Accrued transfer agent fees                           16,182
------------------------------------------------------------
Accrued operating expenses                            53,461
============================================================
    Total liabilities                              1,114,743
============================================================
Net assets applicable to shares outstanding      $22,953,379
____________________________________________________________
============================================================

NET ASSETS:

Class A                                          $11,826,233
____________________________________________________________
============================================================
Class B                                          $10,868,526
____________________________________________________________
============================================================
Class C                                          $   258,620
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            1,486,507
____________________________________________________________
============================================================
Class B                                            1,427,565
____________________________________________________________
============================================================
Class C                                               34,042
____________________________________________________________
============================================================
Class A:
  Net asset value and per share                  $      7.96
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $7.96 divided by
      95.25%)                                    $      8.36
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share   $      7.61
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share   $      7.60
____________________________________________________________
============================================================

* At October 31, 2001, securities with an aggregate market value of $934,944 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $16,524)                                      $    391,404
------------------------------------------------------------
Dividends from affiliated money market funds         120,560
------------------------------------------------------------
Interest                                              14,077
------------------------------------------------------------
Security lending income                               51,031
============================================================
    Total investment income                          577,072
============================================================

EXPENSES:

Advisory fees                                        349,137
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                        14,054
------------------------------------------------------------
Distribution fees -- Class A                          84,049
------------------------------------------------------------
Distribution fees -- Class B                         185,514
------------------------------------------------------------
Distribution fees -- Class C                           4,477
------------------------------------------------------------
Transfer agent fees                                  154,300
------------------------------------------------------------
Trustees' fees                                        10,198
------------------------------------------------------------
Other                                                107,308
============================================================
    Total expenses                                   959,037
============================================================
Less: Fees waived                                   (147,772)
------------------------------------------------------------
    Expenses paid indirectly                            (666)
============================================================
    Net expenses                                     810,599
============================================================
Net investment income (loss)                        (233,527)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (1,004,538)
------------------------------------------------------------
  Foreign currencies                                  (9,953)
------------------------------------------------------------
  Futures contracts                                  (93,685)
------------------------------------------------------------
  Option contracts written                            53,736
============================================================
                                                  (1,054,440)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (22,628,593)
------------------------------------------------------------
  Foreign currencies                                   5,412
============================================================
                                                 (22,623,181)
============================================================
Net gain (loss) from investment securities,
  foreign currencies, futures contracts and
  option contracts                               (23,677,621)
============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(23,911,148)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                                  2001           2000
                                                              ------------    -----------
OPERATIONS:

  Net investment income (loss)                                $   (233,527)   $  (580,057)
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                   (1,054,440)    10,080,580
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies               (22,623,181)     1,680,128
=========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (23,911,148)    11,180,651
=========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                       (3,585,321)    (2,273,919)
-----------------------------------------------------------------------------------------
  Class B                                                       (4,318,690)    (2,931,748)
-----------------------------------------------------------------------------------------
  Class C                                                          (69,526)        (1,316)
-----------------------------------------------------------------------------------------
  Advisor Class*                                                        --         (2,002)
-----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        1,728,484      1,980,892
-----------------------------------------------------------------------------------------
  Class B                                                         (617,197)        30,946
-----------------------------------------------------------------------------------------
  Class C                                                          191,125        450,664
-----------------------------------------------------------------------------------------
  Advisor Class*                                                        --        (22,973)
=========================================================================================
    Net increase (decrease) in net assets                      (30,582,273)     8,411,195
=========================================================================================

NET ASSETS:

  Beginning of year                                             53,535,652     45,124,457
=========================================================================================
  End of year                                                 $ 22,953,379    $53,535,652
_________________________________________________________________________________________
=========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 28,471,713    $27,414,002
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures contracts and
    option contracts                                            (1,044,485)     7,972,318
-----------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                           (4,473,849)    18,149,332
=========================================================================================
                                                              $ 22,953,379    $53,535,652
_________________________________________________________________________________________
=========================================================================================

* Advisor Class shares were converted to Class A shares effective as of the close of business on February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Global Infrastructure Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2001, undistributed net investment income was increased by $233,527, undistributed net realized gains increased by $11,174 and shares of beneficial interest decreased by $244,701 as a result of book/tax differences due to foreign currency transactions, net operating loss reclassifications and other reclassification. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The fund has a capital loss carryforward of $1,028,523 as of October 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

H. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

I. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

J. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

K. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. During the year ended October 31, 2001, AIM waived fees of $147,772.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $98,455 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $84,049, $185,514 and $4,477, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $5,630 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $20,450 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  The law firm Kramer, Levin, Naftalis & Frankel LLP of which a trustee is a member became counsel to the Trustees on August 17, 2001. During the year ended October 31, 2001, the Fund paid no expenses with respect to this firm.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $645 and reductions in custodian fees of $21 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $666.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At October 31, 2001, securities with an aggregate value of $934,944 were on loan to brokers. The loans were secured by cash collateral of $957,785 received by the Fund and subsequently invested in affiliated money market funds as follows: $478,893 in STIC Liquid Assets Portfolio and $478,892 in STIC Prime Portfolio. For the year ended October 31, 2001, the Fund received fees of $51,031 for securities lending.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $15,747,820 and $21,021,273, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $ 1,922,892
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       $(6,412,047)
=========================================================
Net unrealized appreciation (depreciation)
  of investment securities                    $(4,489,155)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $27,421,411.


NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2001 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                   ---------------------
                                   NUMBER OF    PREMIUMS
                                   CONTRACTS    RECEIVED
                                   ---------    --------
Beginning of year                      --       $     --
--------------------------------------------------------
Written                               133         55,476
--------------------------------------------------------
Closed                                (80)       (19,759)
--------------------------------------------------------
Expired                               (53)       (35,717)
========================================================
End of year                            --       $     --
________________________________________________________
========================================================

NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2001 and 2000 were as follows:

                                                                         2001                         2000
                                                              --------------------------    ------------------------
                                                                SHARES         AMOUNT        SHARES        AMOUNT
                                                              ----------    ------------    --------    ------------
Sold:
  Class A                                                      1,099,171    $ 13,061,631     661,981    $ 12,809,797
--------------------------------------------------------------------------------------------------------------------
  Class B                                                         85,594       1,045,861     222,164       4,334,670
--------------------------------------------------------------------------------------------------------------------
  Class C                                                        112,704       1,254,797      32,764         654,226
--------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                      --              --           1              15
====================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        253,715       3,427,689     128,271       2,153,369
--------------------------------------------------------------------------------------------------------------------
  Class B                                                        308,008       3,997,954     164,254       2,682,268
--------------------------------------------------------------------------------------------------------------------
  Class C                                                          5,299          68,675          81           1,316
--------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                      --              --          51             875
====================================================================================================================
Issued in connection with acquisitions:**
  Class A                                                             --              --       1,119          23,863
--------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                       --              --      (1,094)        (23,863)
====================================================================================================================
Reacquired:
  Class A                                                     (1,209,489)    (14,760,836)   (670,570)    (13,006,137)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                       (556,495)     (5,661,012)   (372,887)     (6,985,992)
--------------------------------------------------------------------------------------------------------------------
  Class C                                                       (107,089)     (1,132,347)    (10,693)       (204,878)
====================================================================================================================
                                                                  (8,582)   $  1,302,412     155,442    $  2,439,529
____________________________________________________________________________________________________________________
====================================================================================================================

* Advisor Class share activity for the period November 1, 1999 through February 11, 2000 (date of conversion).
** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the fund.

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     CLASS A
                                                              -----------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------
                                                               2001        2000(a)     1999      1998(a)    1997(a)
                                                              -------      -------    -------    -------    -------
Net asset value, beginning of period                          $ 18.42      $ 16.33    $ 14.18    $ 15.01    $ 14.42
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.04)       (0.15)        --       0.07      (0.01)
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (7.66)        4.16       3.07      (0.79)      1.32
===================================================================================================================
    Total from investment operations                            (7.70)        4.01       3.07      (0.72)      1.31
===================================================================================================================
Less distributions:
  Dividends from net investment income                             --           --      (0.07)        --         --
-------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (2.76)       (1.92)     (0.85)     (0.11)     (0.72)
===================================================================================================================
    Total distributions                                         (2.76)       (1.92)     (0.92)     (0.11)     (0.72)
===================================================================================================================
Net asset value, end of period                                $  7.96      $ 18.42    $ 16.33    $ 14.18    $ 15.01
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                                (47.96)%      25.71%     22.72%     (4.82)%     9.38%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $11,826      $24,745    $19,958    $23,531    $38,281
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.00%(c)     2.00%      2.00%      1.99%      2.00%
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.41%(c)     2.21%      2.22%      2.23%      2.08%
===================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.39)%(c)   (0.75)%     0.09%      0.52%     (0.09)%
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                            47%          66%        49%        96%        41%
___________________________________________________________________________________________________________________
===================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include sales charges.
(c)  Ratios are based on average daily net assets of $16,809,863.

                                                                                    CLASS B
                                                              ---------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------
                                                               2001      2000(a)    1999(a)    1998(a)    1997(a)
                                                              -------    -------    -------    -------    -------
Net asset value, beginning of period                          $ 17.84    $ 15.94    $ 13.87    $ 14.75    $ 14.24
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.12)     (0.24)     (0.06)        --      (0.09)
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (7.35)      4.06       2.98      (0.77)      1.32
=================================================================================================================
    Total from investment operations                            (7.47)      3.82       2.92      (0.77)      1.23
=================================================================================================================
Less distributions from net realized gains                      (2.76)     (1.92)     (0.85)     (0.11)     (0.72)
=================================================================================================================
Net asset value, end of period                                $  7.61    $ 17.84    $ 15.94    $ 13.87    $ 14.75
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(b)                                                (48.28)%    25.09%     22.03%     (5.31)%     8.83%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $10,869    $28,378    $25,134    $32,349    $57,199
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.50%(c)   2.50%      2.50%      2.49%      2.50%
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.91%(c)   2.71%      2.72%      2.73%      2.58%
=================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.89)%(c) (1.25)%    (0.41)%     0.02%     (0.59)%
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate                                            47%        66%        49%        96%        41%
_________________________________________________________________________________________________________________
=================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $18,551,351.

                                                                                 CLASS C
                                                              ----------------------------------------------
                                                                   YEAR ENDED             MARCH 1, 1999
                                                                  OCTOBER 31,         (DATE SALES COMMENCED)
                                                              --------------------        TO OCTOBER 31,
                                                               2001        2000(a)           1999(a)
                                                              -------      -------    ----------------------
Net asset value, beginning of period                          $ 17.82      $15.94             $13.99
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.12)      (0.24)             (0.03)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (7.34)       4.04               1.98
============================================================================================================
    Total from investment operations                            (7.46)       3.80               1.95
============================================================================================================
Less distributions from net realized gains                      (2.76)      (1.92)                --
============================================================================================================
Net asset value, end of period                                $  7.60      $17.82             $15.94
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                                                (48.27)%     24.94%             13.94%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $   259      $  412             $   16
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.50%(c)    2.50%              2.50%(d)
------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.91%(c)    2.71%              2.72%(d)
============================================================================================================
Ratio of net investment income (loss) to average net assets     (0.89)%(c)  (1.25)%            (0.41)%(d)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate                                            47%         66%                49%
____________________________________________________________________________________________________________
============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $447,703.
(d)  Annualized.

GLOBAL INFRASTRUCTURE FUND

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Board of Trustees and Shareholders of AIM Global Infrastructure Fund:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Infrastructure Fund (one of the funds constituting AIM Investment Funds; hereafter referred to as the "Fund") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

                       PRICEWATERHOUSECOOPERS LLP

                       December 12, 2001
                       Houston, Texas

GLOBAL INFRASTRUCTURE FUND


PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Global Infrastructure Fund (the "Fund"), a portfolio of AIM Investment Funds, a Delaware business trust (the "Trust"), was held on August 17, 2001. The meeting was held for the following purposes:

(1)* To elect the following Trustees: Robert H. Graham, Frank S. Bayley, Ruth H. Quigley, Bruce L. Crockett, Owen Daly II, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending in 2001.

The results of the voting on the above matters were as follows:

                                                                                        Withheld/
      Trustees/Matter                                                Votes For         Abstentions
      ---------------                                                ---------         -----------
(1)*  Robert H. Graham............................................  104,314,837         3,884,079
      Frank S. Bayley.............................................  104,294,972         3,903,944
      Ruth H. Quigley.............................................  104,221,667         3,977,249
      Bruce L. Crockett...........................................  104,316,746         3,882,170
      Owen Daly II................................................  104,133,611         4,065,305
      Albert R. Dowden............................................  104,333,638         3,865,278
      Edward K. Dunn, Jr. ........................................  104,246,262         3,952,654
      Jack M. Fields..............................................  104,345,696         3,853,220
      Carl Frischling.............................................  104,193,869         4,005,047
      Prema Mathai-Davis..........................................  104,249,127         3,949,789
      Lewis F. Pennock............................................  104,311,203         3,887,713
      Louis S. Sklar..............................................  104,300,433         3,898,483

                                                                                                           Withheld/
      Matter                                                        Votes For        Votes Against        Abstentions
      ------                                                        ---------        -------------        -----------
(2)   Ratification of the selection of PricewaterhouseCoopers LLP
      as Independent Accountants of the Fund......................  2,181,151           10,755              24,367

* Proposal 1 required approval by a combined vote of all of the portfolios of AIM Investment Funds

GLOBAL INFRASTRUCTURE FUND

BOARD OF TRUSTEES                              OFFICERS                             OFFICE OF THE FUND
Robert H. Graham                               Robert H. Graham                     11 Greenway Plaza
Chairman, President and                        Chairman and President               Suite 100
Chief Executive Officer                                                             Houston, TX 77046
A I M Management Group Inc.                    Carol F. Relihan
                                               Vice President and Secretary         INVESTMENT MANAGER
Frank S. Bayley
Partner, Baker & McKenzie                      Dana R. Sutton                       A I M Advisors, Inc.
                                               Vice President and Treasurer         11 Greenway Plaza
Bruce L. Crockett                                                                   Suite 100
Director                                       Melville B. Cox                      Houston, TX 77046
ACE Limited;                                   Vice President
Formerly Director, President, and                                                   TRANSFER AGENT
Chief Executive Officer                        Gary T. Crum
COMSAT Corporation                             Vice President                       A I M Fund Services, Inc.
                                                                                    P.O. Box 4739
Owen Daly II                                   Mary J. Benson                       Houston, TX 77210-4739
Formerly, Director                             Assistant Vice President and
Cortland Trust, Inc.                           Assistant Treasurer                  CUSTODIAN

Albert R. Dowden                               Sheri Morris                         State Street Bank and Trust Company
Chairman,                                      Assistant Vice President and         225 Franklin Street
The Cortland Trust, Inc. and                   Assistant Treasurer                  Boston, MA 02110
DHJ Media, Inc.; and
Director, Magellan Insurance Company,                                               COUNSEL TO THE FUND
Formerly Director, President and
Chief Executive Officer,                                                            Ballard Spahr
Volvo Group North America, Inc.; and                                                Andrews & Ingersoll, LLP
Senior Vice President, AB Volvo                                                     1735 Market Street
                                                                                    Philadelphia, PA 19103
Edward K. Dunn Jr.
Formerly, Chairman, Mercantile Mortgage Corp.;                                      COUNSEL TO THE TRUSTEES
Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and                                            Kramer, Levin, Naftalis & Frankel LLP
President, Mercantile Bankshares                                                    919 Third Avenue
                                                                                    New York, NY 10022
Jack M. Fields
Chief Executive Officer                                                             DISTRIBUTOR
Twenty First Century Group, Inc.;
Formerly Member                                                                     A I M Distributors, Inc.
of the U.S. House of Representatives                                                11 Greenway Plaza
                                                                                    Suite 100
Carl Frischling                                                                     Houston, TX 77046
Partner
Kramer, Levin, Naftalis & Frankel LLP                                               AUDITORS

Prema Mathai-Davis                                                                  PricewaterhouseCoopers LLP
Member, Visiting Committee,                                                         1201 Louisiana, Suite 2900
Harvard University Graduate School                                                  Houston, TX 77002
of Education, New School University;
Formerly Chief Executive Officer,
YWCA of the U.S.A.

Lewis F. Pennock
Partner, Pennock & Cooper

Ruth H. Quigley
Private Investor

Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2001, 5.65% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $3,765,250 for the Fund's tax year ended October 31, 2001, which will be taxed as long-term gain.

                              EQUITY FUNDS

     DOMESTIC EQUITY FUNDS          INTERNATIONAL/GLOBAL EQUITY FUNDS                A I M Management Group Inc. has provided
                                                                                     leadership in the mutual fund industry since
        MORE AGGRESSIVE                      MORE AGGRESSIVE                         1976 and managed approximately $141 billion
                                                                                     in assets for 10.1 million shareholders,
AIM Small Cap Opportunities(1)        AIM Developing Markets                         including individual investors, corporate
AIM Mid Cap Opportunities(1)          AIM European Small Company                     clients and financial institutions, as of
AIM Large Cap Opportunities(1)        AIM Asian Growth                               September 30, 2001.
AIM Emerging Growth                   AIM International Emerging Growth                  The AIM Family of Funds--Registered
AIM Small Cap Growth                  AIM Global Aggressive Growth                   Trademark-- is distributed nationwide, and
AIM Aggressive Growth                 AIM European Development                       AIM today is the tenth-largest mutual fund
AIM Mid Cap Growth                    AIM Euroland Growth                            complex in the United States in assets under
AIM Dent Demographic Trends           AIM International Equity                       management, according to Strategic Insight,
AIM Constellation                     AIM Global Growth                              an independent mutual fund monitor. AIM is a
AIM Large Cap Growth                  AIM Worldwide Spectrum                         subsidiary of AMVESCAP PLC, one of the
AIM Weingarten                        AIM Global Trends                              world's largest independent financial
AIM Small Cap Equity                  AIM International Value(3)                     services companies with $361 billion in
AIM Capital Development                                                              assets under management as of September 30,
AIM Charter                                 MORE CONSERVATIVE                        2001.
AIM Mid Cap Equity
AIM Select Equity(2)                       SECTOR EQUITY FUNDS
AIM Value II
AIM Value                                    MORE AGGRESSIVE
AIM Blue Chip
AIM Basic Value                       AIM New Technology
AIM Large Cap Basic Value             AIM Global Telecommunications and Technology
AIM Balanced                          AIM Global Energy4
AIM Basic Balanced                    AIM Global Infrastructure
                                      AIM Global Financial Services
    MORE CONSERVATIVE                 AIM Global Health Care
                                      AIM Global Utilities
                                      AIM Real Estate(5)

                                            MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS            TAX-FREE FIXED-INCOME FUNDS

     MORE AGGRESSIVE                       MORE AGGRESSIVE

AIM High Yield II                     AIM High Income Municipal
AIM High Yield                        AIM Municipal Bond
AIM Strategic Income                  AIM Tax-Free Intermediate
AIM Income                            AIM Tax-Exempt Cash
AIM Global Income
AIM Intermediate Government               MORE CONSERVATIVE
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

    MORE CONSERVATIVE


When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1)Closed to new investors. (2)On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (3)On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (4)On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (5)On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after January 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARD LOGO APPEARS HERE]                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                        GIF-AR-1

A I M DISTRIBUTORS, INC.